BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

BLACKROCK FUNDSSM

BlackRock Global Long/Short Credit Fund

BlackRock Strategic Risk Allocation Fund

BLACKROCK FUNDS II

BlackRock Core Bond Portfolio

BlackRock Emerging Market Local Debt Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

BLACKROCK FUNDS III

BlackRock CoreAlpha Bond Fund

BLACKROCK WORLD INCOME FUND, INC.

MANAGED ACCOUNT SERIES

BlackRock U.S. Mortgage Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 21, 2013 to the

Prospectus of each Fund

Effective immediately, each Fund’s Prospectus is amended to add the following to the section entitled “Management of the Fund(s) – Valuation of Fund Investments”:

The current net asset value of the Fund can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Shareholders should retain this Supplement for future reference.

PRO-GLOBAL-1013SUP